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                       REPUBLIC NATIONAL BANK OF NEW YORK
                            INDIVIDUALLY AND AS AGENT
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018

                                NATWEST BANK N.A.
                           1133 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036

October 13, 1995

Movie Star, Inc.
136 Madison Avenue
New York, NY    10016

Re:  Credit & Security Agreement among Republic
     National Bank of New York and NatWest Bank
     N.A. dated as of September 11, 1995 (the "Agreement")

Gentlemen:

You have requested that the Agreement be amended and upon your delivery to us of a duly executed counterpart of this letter, the Agreement shall be amended as follows:

         Section 1.17 Due Date shall be amended by deleting December 31, 1995 and substituting the date June 30, 1996.

         Section 1.34 shall be amended by deleting August 9, 1995 and substituting the date October 31, 1995.

         Section 8.1 shall be amended by deleting clause (vi) from Section 8.1.

         The provisions of Section 6.14 (b) are hereby waived solely with respect to your obligation to furnish us with audited financial statements for fiscal year 1995 within ninety (90) days of the end of the fiscal year; provided that such audited financial statements are furnished to us by the close of business on october 13, 1995.

         Notwithstanding any provision of the Agreement to the contrary, an unfavorable variance from the Projections of not more than ten percent (10%) shall not be a breach of (i) any term, covenant or condition of the Agreement by which Movie Star, Inc. is bound, or (ii) any representation or warranty made therein by Movie Star, Inc.

Except as modified herein all terms and conditions of the Agreement shall remain in full force and effect. Please indicate your acceptance of these changes by your signature below.

Very truly yours,

Republic National Bank of New York     NatWest Bank N.A.

/S/ JOEL BURBANK                       /S/ CYNTHIA E. SACHS
-----------------------------          ------------------------------
By: Joel Burbank                       By:  Cynthia E. Sachs
    Sr. Vice President                      Vice President

ACCEPTED AND AGREED:

Movie Star, Inc.

/S/ SAUL POMERANTZ
-----------------------------
By:  Saul Pomerantz
     Sr. Vice President